RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.

ANNOUNCES FINAL RESULTS OF RIGHTS OFFERING

Chicago, IL ‒ October 5, 2020 ‒ RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) (NYSE: OPP) today announced the final results of its transferable rights offering (the “Offering”). The Fund will issue a total of 472,995 new shares of common stock as a result of the Offering, which closed on October 1, 2020 (the “Expiration Date”).

The subscription price of $13.88 per share in the Offering was established on the Expiration Date based on a formula equal to 92.5% of the reported net asset value on the Expiration Date. Gross proceeds received by the Fund, before any expenses of the Offering, are expected to total approximately $6.6 million.

The shares of common stock issued as a result of the rights offering will not be record date shares for the Fund’s monthly distributions paid in August or September 2020. As the final subscription price was higher than the original estimated subscription price, there are no excess payments to be returned to subscribing rights holders.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The investment objective of the Fund is current income and overall total return. The Fund had approximately $266 million of total managed assets1 and 13.4 million shares of common stock outstanding as of September 30, 2020.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the risks as well as the other information in the prospectus.

Past performance is no guarantee of future results.

Investors should consider the Fund's investment objective, risks, charges and expenses carefully before investing. The prospectus should be read carefully before investing. For more information, please read the prospectus, call your financial professional or call 844.569.4750.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

Investor Contact

Chris Lakumb, CFA, CAIA

312.445.2336

clakumb@rivernorth.com

1	Managed Assets includes assets attributable to leverage and investments in affiliated funds.

RiverNorth® is a registered trademark of RiverNorth Capital Management, LLC.

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